Exhibit 21

CENTEX CORPORATION
Subsidiaries as of April 1, 2009

Subsidiaries and Assumed Names	Jurisdiction of Incorporation or Formation	Note
ALPINE INSURANCE COMPANY	Vermont
ARMOR ASSURANCE COMPANY	Vermont
CENTEX EMPLOYEE RELIEF FUND	Texas
CENTEX FINANCIAL SERVICES, LLC	Nevada
CENTEX MORTGAGE COMPANY, LLC	Nevada
CENTEX MORTGAGE, TITLE AND INSURANCE GROUP, LLC Centex Financial Services	Delaware
CENTEX TITLE & ANCILLARY SERVICES, LLC	Nevada
COMMERCE ESCROW COMPANY, LLC	Delaware
COMMERCE LAND TITLE AGENCY, LLC Commerce Title Company	Ohio
COMMERCE LAND TITLE, INC. Centex Title Company Commerce Company Commerce Title Company	Nevada
COMMERCE TITLE COMPANY OF NEW MEXICO, LLC	Delaware
COMMERCE TITLE COMPANY	California
COMMERCE TITLE INSURANCE COMPANY	California
METROPOLITAN TITLE & GUARANTY COMPANY Commerce Title Agency Commerce Title Company Commerce Title Company of Virginia	Florida
CTX MORTGAGE COMPANY, LLC Centex Mortgage Company CTX Mortgage Company	Delaware
66 WINDWARD COVE ACQUISITION COMPANY, LLC	Delaware
CTX MORTGAGE VENTURES, LLC	Delaware
MORTGAGE PORTFOLIO SERVICES, INC.	Delaware
CENTEX HOUSING RELIEF FUND	Texas
CENTEX INTERNATIONAL II, LLC Nevada Centex International Nevada Centex International, Inc.	Nevada
CENTEX MULTI-FAMILY COMPANY Centex Multi-Family Development Company	Nevada
CENTEX REAL ESTATE CORPORATION
Centex
Centex Custom Homes
Centex Homes
Centex Homes, a Nevada general partnership
CTX Builders Supply
Fox & Jacobs
Fox & Jacobs Homes
Wayne Homes
Wayne Homes by Centex
Wayne Homes, a Division of Centex Homes
Nevada
CENTEX BUILDING SERVICES, INC.	Nevada

Subsidiaries and Assumed Names	Jurisdiction of Incorporation or Formation	Note
CENTEX REAL ESTATE CORPORATION (continued)	Nevada
CENTEX HOMES
At Home America
Centex
Centex Custom Homes
Centex Destination Properties
Centex Pools & Spas
CityHomes
CTX Builders Supply
Fox & Jacobs
Fox & Jacobs Homes
Marquis Homes
Marquis Mountain Homes
Marquis Resort Homes
Marquis Resort Homes by Centex
New Homes Research Group
North Shore Marina
Palm Coast Resort
Riverwood Golf Club
Teal Building Corporation
Teal Homes
Timbercreek Forest Products
Trailside Point by Centex Homes
Vista Properties Company
Wayne Homes
Wayne Homes by Centex
Wayne Homes, a Division of Centex Homes
Nevada
BATCHELLORS FOREST, LLC	Delaware	(2)
BC STAFFORD, LLC	Delaware
BENICIA CS DEVELOPERS, LLC	Delaware	(2)
CDP WEST REALTY, INC.	Nevada
CDPWH ACQUISITION LLC	Delaware	(2)
CENTEX CONSTRUCTION OF NEW MEXICO, LLC	Delaware
CENTEX DEVELOPMENT COMPANY, L.P. CDC, LP Centex Development Company, Limited Partnership	Delaware
CENTEX MULTI-FAMILY COMMUNITIES, LLC	Delaware
CENTEX MULTI-FAMILY INVESTMENTS, L.P.	Delaware
CENTEX MULTI-FAMILY UPPER LANDING, LLC	Delaware
CENTEX HOMES CROWN LLC	Delaware
CROWN VILLAGE FARM, LLC	Delaware	(2)
CROWN FARM DEVELOPMENT, LLC	Maryland	(2)
CENTEX HOMES, LLC Centex Centex Homes	Delaware
CENTEX HOMES WESTSIDE URBAN RENEWAL I, LLC	New Jersey
CENTEX HOMES WESTSIDE URBAN RENEWAL II, LLC	New Jersey

Subsidiaries and Assumed Names	Jurisdiction of Incorporation or Formation	Note
CENTEX HOMES (continued)	Nevada
CENTEX HOSPITALITY GROUP, LLC
Hali’I Kai Club
Hali’l Kai Ocean Club
Ocean Hammock Beach Club
Ocean Hammock Real Estate
Ocean Hammock Resort
Ocean Hammock Yacht Club
Palm Coast Marina
The 19th Hole
The Beach Club at Ocean Hammock
The Club at Ocean Hammock
The Club at South Peak
The Club at Urban Village - Las Vegas
The Harbor Course at Palm Coast Resort
The Marina Club at Ocean Hammock
Tidelands Club
Tidelands Clubhouse Grille
	Delaware
CENTEX HOSPITALITY RENTALS, LLC	Delaware
CENTEX MULTI-FAMILY ST. PETE HOLDING COMPANY, L.L.C.	Delaware
CENTEX/LENNAR AT MARTIN’S CROSSING, LLC	Florida	(2)
CENTEX/LENNAR AT PORTOFINO ISLES, LLC	Florida	(2)
CENTEX/LENNAR AT WOODFIELD, LLC	Delaware	(2)
CENTEX/LENNAR NFL TOWN CENTER SOUTH, LLC	Delaware	(2)
CENTEX/MERITAGE AT LANCASTER PARK, LLC	Delaware	(2)
CENTEX/TAYLOR, LLC	Delaware
CENTEX/TOUSA AT WELLINGTON, LLC	Delaware	(2)
CL OCEAN VILLAS, LLC	Delaware	(2)
CLAREMONT HILLS LLC	Delaware	(2)
CLEVENGERS VILLAGE UTILITY, INC.	Virginia
CORONA LAND COMPANY, LLC	Delaware	(3)
CREEKSIDE II DEVELOPMENT, LLC	Delaware	(1)
EAST FRANKLIN IMPLEMENTATION GROUP, LLC	California	(3)
EUREKA ESCONDIDO, LLC Eureka Escondido Partners, LLC	Delaware	(2)
FAIR CHASE DEVELOPMENT LLC	Delaware	(2)
FLORIDA CONSERVANCY AND DEVELOPMENT GROUP, LLC	Florida	(2)
LANSDOWNE COMMUNITY DEVELOPMENT LLC	Virginia	(1)
LCD COMMUNICATIONS LLC	Virginia	(3)
OPENBAND AT LANSDOWNE L.L.C.	Virginia	(3)
LANSDOWNE TOWN CENTER LLC	Delaware	(1)
LTC COMMUNICATIONS, LLC	Virginia	(3)
LENNAR CENTEX DEL RIO PARTNERS, LLC	Delaware	(2)
LENNAR/CENTEX AT BAYHILL, LLC	Florida	(2)
MARINA COMMUNITY PARTNERS, LLC	Delaware	(3)
NOVATO COMMUNITY PARTNERS, LLC	California	(2)
BAY VISTA AT MEADOW PARK, L.P.	California	(3)
CREEKSIDE AT MEADOW PARK, L.P.	California	(3)
PL ROSEVILLE, LLC	California	(3)
ROSEVILLE SCHOOLS, LLC	California	(3)

Subsidiaries and Assumed Names	Jurisdiction of Incorporation or Formation	Note
CENTEX HOMES (continued)	Nevada
POTOMAC YARD DEVELOPMENT SOLE MEMBER LLC	Delaware	(2)
POTOMAC YARD DEVELOPMENT LLC	Delaware	(2)
RIVERMARK PARTNERS, LLC	California	(1)
RIVERPARK LEGACY, LLC	Delaware	(3)
SANTA CLARITA 700, LLC	Delaware	(2)
SEABREEZE, LLC	California	(2)
SELECTIVE - DELAWARE, L.L.C. Heritage Pointe	Delaware
SILVER FALLS, LLC	Delaware	(2)
SOUTHPORT DEVELOPMENT LLC	Delaware
THE JONES COMPANY HOMES REALTY, LLC	Nevada
THE JONES COMPANY HOMES, LLC Centex Homes Fox & Jacobs Homes Lexington Homes The Jones Company	Nevada
FAIRFIELD, L.L.C.	Missouri	(2)
HERKY, LLC	Missouri	(3)
JBA EUREKA, L.L.C.	Missouri	(3)
JMB NO. 2, L.L.C.	Missouri	(3)
JMB TAPAWINGO, L.L.C.	Missouri	(3)
LOWER MISSOURI RIVER, L.L.C.	Missouri	(2)
MEADOWBROOK DEVELOPMENT COMPANY, LLC	Delaware	(2)
THE JONES COMPANY BUILDING SERVICES, LLC	Nevada
WESTLAND ACRES DEVELOPMENT, L.L.C.	Missouri	(3)
THE RIDINGS DEVELOPMENT LLC	Delaware	(3)
TRADE PARTNERS SCHOLARSHIP FUND	Michigan
TRIPLE CREEK, LLC	Delaware	(2)
WEST HYATTSVILLE METRO DEVELOPMENT LLC	Delaware
WH ON YOUR LOT, LLC Wayne Homes Centex, LLC Wayne Homes Michigan, LLC	Delaware
WINDEMERE BLC LAND COMPANY LLC	California	(3)
CENTEX HOMES MARKETING, INC. CTX Realty	Georgia
CENTEX HOMES REALTY COMPANY Centex Homes Centex Homes Realty Fox & Jacobs Fox & Jacobs Homes	Nevada
CENTEX HOMES REALTY, INC.	Michigan
CENTEX HOMES, INC.	Texas
CENTEX REAL ESTATE CONSTRUCTION COMPANY CTX Builders Supply	Nevada
CENTEX REAL ESTATE HOLDING, L.P. Centex Homes Centex Homes, a Nevada general partnership Fox & Jacobs Homes	Delaware

Subsidiaries and Assumed Names	Jurisdiction of Incorporation or Formation	Note
CENTEX REAL ESTATE CORPORATION (continued)	Nevada
CENTEX REALTY, INC. Riverwood Properties The Plantation Realty The Quarry Realty	Florida
CENTEX SCHAUMBURG INDUSTRIAL PARK, L.L.C.	Illinois	(3)
FOX & JACOBS, INC.	Texas
JOHN CROSLAND COMPANY John Crosland Homes	North Carolina
CROSLAND ACCEPTANCE ASSOCIATES V	North Carolina
THE HOLLOWS UTILITIES LLC	Delaware
CTX HOLDING COMPANY	Nevada
GENBOND TWO, INC.	North Carolina
CROSLAND BOND COMPANY	North Carolina
MORTGAGE COLLATERAL ASSOCIATES NO. 1	North Carolina
MORTGAGE COLLATERAL ASSOCIATES NO. 3	North Carolina
LMC HOLDING COMPANY, LLC Delaware LMC Holding Company, LLC	Delaware
NOMAS CORP. Centex Homes Centex Homes, a Nevada general partnership Fox & Jacobs Homes	Nevada
CENTEX HOMES OF CALIFORNIA, LLC	Delaware
PK & RK, LLC	Delaware
CENTEX SERVICE COMPANY, LLC	Nevada
CENTEX SERVICE COMPANY II, LLC	Delaware
CENTEX TRUST I	Delaware
CENTEX TRUST II	Delaware
HTPD, LLC
Advanced Pest Control, LLC
Callaghan’s Exterminating
Callaghan’s Pest Defense
Integrated Pest Defense
North Country Pest Management Systems
Stopke Pest Control
Wilson Pest Control
Wilson Pest Defense
Delaware
INDEPENDENT GENERAL AGENCY, INC.	Texas

(1)
This entity has members or other owners unaffiliated with the registrant or its subsidiaries that together own a majority interest, however, the registrant or one of its subsidiaries is the managing entity.

(2)	This entity has members or other owners unaffiliated with the registrant or its subsidiaries that own a 50% or less interest.
(3)	The registrant and its subsidiaries own only a minority interest in this entity.